To Whom It May Concern:

Solidifi Title & Closing, LLC ("Solidifi") was engaged by Great Ajax Operating Partnership L.P. as diligence agent to provide updated Tax, Municipal lien and Homeowner Association (“HOA”) lien review for a population of 857 mortgage loans. Solidifi, in order to provide said reports, updated a prior title report with a detailed land records search on each asset to obtain all of the following information as it pertains to each residential asset pledged as security:

•	Property Tax Information
•	Recorded Municipal Lien Information
•	Recorded HOA Lien Information

Provided was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all applicable data output information.

The assets reviewed in this population of 857 mortgage loans were residential single family properties.

Solidifi completed a review of the 857 updated title reports to identify potential municipal and HOA liens/judgments that may exist affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. With respect to these 857 mortgage loans:

1.	As set forth in the updated title search and tax reports, the subject mortgage is in First lien position.

2.	As set forth in the updated title search and tax reports, the results are as follows:

a.	71 mortgage loans have reported delinquent taxes. Solidifi reviewed the tax assessor/collector information for tax delinquencies. The total dollar amount of the delinquent tax amount is $190,081.27.

b.	0 mortgage loans for which potentially superior, municipal liens were found of record.

c.	0 mortgage loans for which potentially superior, HOA liens were found of record.

Thank You,

Solidifi Title & Closing, LLC

Solidifi | 88 Silva Lane, Suite 210 | Middletown | Rhode Island | 02842 | P: 1.401.239.5330 | F: 1.401.851.7950 | www.solidifi.com